UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — March 26, 2024

ENVESTNET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Chesterbrook Boulevard, Suite 250, Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 827-2800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.005 per share	ENV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported by Envestnet, Inc. (“Envestnet”), William Crager, Envestnet’s chief executive officer will step down as chief executive officer of Envestnet and each of its subsidiaries on March 31, 2024 and, promptly following Envestnet’s 2024 Annual Meeting, Mr. Crager will step down as a member of Envestnet’s Board.

Mr. Crager has agreed that beginning April 2024, he will continue with Envestnet as a Senior Advisor, focusing on client and partner relationships. On March 26, 2024, Mr. Crager, Envestnet and Envestnet Financial technologies, Inc. entered into an employment agreement (the “Employment Agreement”).

The Employment Agreement has a one year term beginning April 1, 2024, provided that the Employment Agreement may be extended by the mutual written consent of all the parties. Mr. Crager will serve as a Senior Advisor to Envestnet’s interim Chief Executive Officer (or Chairman of the Board).

Pursuant to the Employment Agreement, Mr. Crager will receive an annual base salary of $650,000 per year. Mr. Crager will also be eligible for up to five performance bonuses, each in an amount of $100,000, if Mr. Crager is able to meet specified client expansion targets.

Subject to the signing of a release and compliance with the terms of the Employment Agreement, in the event of a termination of Mr. Crager’s employment without “cause” (as defined in the Employment Agreement), Mr. Crager will be entitled to, among other benefits, his base salary through the termination date and any earned but unpaid performance bonuses.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Employment Agreement, dated March 26, 2024, by and between William Crager, Envestnet, Inc. and Envestnet Financial Technologies, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVESTNET, INC.

By:	/s/ Shelly O’Brien
	Name:	Shelly O’Brien
	Title:	Chief Legal Officer, General Counsel and Secretary

Date: March 27, 2024

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